OPTION AGREEMENT - RAGLAN PROPERTIES - QUEBEC

THIS AGREEMENT IS DATED FOR REFERENCE THE 26TH DAY OF MARCH, 2004

(THE "EFFECTIVE DATE").

BETWEEN:

MINERA CAPITAL CORPORATION

Suite 705 - 595 Hornby Street Vancouver,

British Columbia, V6C 2E8

(hereinafter referred to as the "Optionor")

OF THE FIRST PART

AND:

NOVAWEST RESOURCES INC.

1000 - 355 Burrard Street

Vancouver, British Columbia, V6C 2G8

(hereinafter referred to as the "Optionee")

OF THE SECOND PART

WHEREAS :

A.

The Optionor is the beneficial owner of those certain mineral claims more particularly described in Schedule "A" attached hereto and forming part of this Agreement (the "Mineral Claims");

B.

The Optionor desires to grant an option to earn a 70% interest in the Mineral Claims to the Optionee, and the Optionee is desirous of obtaining an option to earn the said interest, upon the terms and subject to the conditions herein contained.

NOW THEREFORE in consideration of the premises and of the mutual covenants and provisos herein contained, the parties hereto agree as follows:

1.

WORKING OPTION

The Optionee, and its employees and agents and any person duly authorized by the Optionee, shall have the sole and exclusive right and option subject to the provisions of paragraph 7(b) to:

(a)

enter upon the Mineral Claims;

(b)

have exclusive and quiet possession thereof;

(a)

2

(c)

do such prospecting, exploration, development or other mining work thereon and thereunder as the Optionee, in its sole discretion, may consider advisable;

(d)

bring upon and erect upon the Mineral Claims such mining facilities as the Optionee may consider advisable; and

(e)

remove from the Mineral Claims and sell or otherwise dispose of reasonable quantities of any mineral products derived therefrom, for the purpose of obtaining assays or making other tests.

The right and option given and granted under this paragraph 1 is hereinafter called the "working option".

2.

OPTION SHARES AND COMMITMENTS

2.1

Subject to paragraphs 11 and 12 hereof, in order to maintain the working option in good standing and to earn a 70% interest in the Mineral Claims hereinafter provided for, the Optionee shall incur the following cumulative Expenditures:

(a)

$40,000 on or before 12 months from the Effective Date;

(b)

$140,000 on or before 24 months from the Effective Date;

(c)

$440,000 on or before 36 months from the Effective Date; and

(d)

in each calendar year during this Agreement on or before November 1 to pay to the appropriate Branch of the Government of Quebec such fees as are required to renew the Mineral Claims for a period of not less than one year, and to provide written confirmation of the payments to the Optionor.

2.2

For the purposes of paragraph 2.1 hereof, "Expenditures" means and includes monies expended in prospecting, exploring, geological, geophysical and geochernical surveying, sampling, examining, diamond and other types of drilling, developing, dewatering, assaying, testing, constructing, maintaining and operating roads, trails and bridges, upon or across the mineral claims, buildings, equipment, plant and supplies, salaries and wages (including fringe benefits) of employees and contractors directly engaged therein, prior insurance premiums; and all other expenses ordinarily incurred in prospecting, exploring and developing mining lands, including direct head office supervision and engineering expenses, and an allowance for indirect head office overhead expenses of not more than 10% of all other expenses described above in this paragraph 2.2.

3.

ACQUISITION OF INTEREST

Upon the completion by the Optionee of the Expenditures set out in paragraph 2, the Optionee shall have earned a 70% interest in and to the Mineral Claims, subject only to the royalty interests referred to on Schedule "B" hereto.

4.

TERMINATION OF WORKING OPTION

This Agreement and the working option granted hereunder shall be terminable by the Optionor by notice in writing to the Optionee

3

(a)

if any of the Expenditures referred to in paragraph 2 have not been incurred by the Optionee on or within 30 days of the date on which such are required to be made; or

(b)

if the Optionee should be in default in performing any of its obligations hereunder and has failed to take reasonable steps to cure such default within 30 days after the giving of a notice of default by the Optionor.

Upon termination of this Agreement by the Optionor the provisions of paragraph 9 shall apply.

5.

TRANSFER OF INTEREST IN THE MINERAL CLAIMS

Upon the exercise of the working option, the Optionor shall deliver to the Optionee duly executed transfers of the Mineral Claims, transferring a 70% interest in the Mineral Claims to the Optionee, which the Optionee shall be entitled to record at all such places of record as may be appropriate or desirable to effect the legal transfer of a 70% interest in the Mineral Claims to the Optionee,

6.

EXCLUSION OF MINERAL CLAIMS

The Optionee shall have the right at any time and from time-to-time to exclude from this Agreement any one or more of the Mineral Claims by written notice to the Optionor of its election so to do; PROVIDED THAT any of the Mineral Claims so excluded shall not expire for a period of at least 12 months from the date the said notice has been received by the Optionor.

7.

COVENANTS OF THE OPTIONEE

During the currency of this Agreement, the Optionee shall:

(a)

keep the Mineral Claims in good standing by doing and filing of assessment work or by making payments in lieu thereof, and by the doing of all other acts and things and making all other payments which may be necessary in that regard;

(b)

permit the Optionor, or its representative, duly authorized by it in writing, at its own risk and expense, access to the Mineral Claims at all reasonable times, and to all records prepared by the Optionee or the Optionor's agent in connection with work done on or with respect to the Mineral Claims, PROVIDED the Optionor shall not, without the prior written consent of the Optionee, such consent not to be unreasonably withheld, disclose any information obtained by it or communicated to it, to any third party except as may be required by regulatory bodies having jurisdiction; and

(c)

furnish to the Optionor, as soon as practical in each year but not later than December 31St in each year, a comprehensive written report on the work carried out by the Optionee on or with respect to the Mineral Claims during the preceding year, the cost thereof, and results obtained.

4

8.

COVENANTS OF THE OPTIONOR

The Optionor covenants with and represents and warrants to the Optionee that:

(a)

the Optionor is the legal and beneficial owner of the Mineral Claims;

(b)

to the best of the Optionor's knowledge the Mineral Claims have been duly and validly located and recorded in accordance with the applicable laws of the Province of Quebec, and are valid and subsisting Mineral Claims as of the date of execution and delivery of this Agreement;

(c)

the Mineral Claims are in good standing, free and clear of all liens, charges and encumbrances; and

(d)

the Optionor has the exclusive right and authority to enter into this Agreement and to dispose of the Mineral Claims in accordance with the terms hereof, and that no other person, firm or corporation has any proprietary or other interest in the same.

9.

TERMINATION PRIOR TO ACQUISITION OF MINERAL CLAIMS

If this Agreement is terminated, the Optionee shall:

(a)

cause the Mineral Claims to be free and clear of all liens and encumbrances, and in good standing with l respect to the performance of assessment work or payment of renewal fees for at least one year;

(b)

deliver to the Optionor, as soon as possible after receipt of written request from the Optionor, copies of all reports, maps, drill logs, assay results and any other relevant technical data compiled by the Optionee with respect to the Mineral Claims; and

(c)

remove from the Mineral Claims within 2 months of the effective date of termination all mining facilities erected, installed or brought upon the Mineral Claims by or at the instance of the Optionee, and any mining facilities remaining on the Mineral Claims after the expiration of the said period shall, without compensation to the Optionee, become the property of the Optionor.

10.

ADDITIONAL TERMINATION

In addition to any other termination provisions contained in this Agreement, the Optionee shall at any time have the right to terminate this Agreement without liability therefor by giving written notice of such termination to the Optionor, and, in the event of such termination this Agreement, save and except for the provisions of paragraph 9 hereof; and subject to the obligations of the Optionee arising from termination, shall be of no further force and effect.

11.

FORCE MAJEURE

If the Optionee is prevented or delayed in complying with any provisions of this Agreement by reason of strikes, lockouts, labour shortages, power shortages, fires, wars, acts of God, governmental regulations restricting normal operations or any other reason or reasons beyond the control of the Optionee, the time limited for the performance of the various provisions of this Agreement as set out above shall be extended by a period of time equal in length to the period of such prevention and delay. The Optionee, insofar as is possible, shall promptly give written notice to the Optionor of the particulars of the reasons for any prevention or delay under this paragraph, and shall take all reasonable steps to remove the cause of such prevention or delay and shall give written notice to the Optionor as soon as such cause ceases to subsist.

12.

DEFAULT

Notwithstanding anything in this Agreement to the contrary, if the Optionee should be in default in performing any requirement herein set forth (except for the requirement to issue the shares set out in paragraph 2 in a timely manner), the Optionor shall give written notice to the Optionee specifying the default, and the Optionee shall not lose any rights granted under this Agreement, unless, within 60 days after the giving of a notice of default by the Optionor, the Optionee has failed to take reasonable steps to cure the default by the appropriate payment or performance, (the Optionee hereby agreeing that should it so commence to cure any defect it will prosecute the same to completion without undue delay); and if the Optionee fails to take reasonable steps to cure any such default, the Optionor shall be entitled thereafter to terminate this Agreement and the provisions of paragraph 9 shall then be applicable, and to seek any remedy it may have on account of such default.

13.

JOINT VENTURE

13.1

Upon the exercise of the working option by the Optionee, the Mineral Claims shall be operated as an unincorporated joint venture (the "Joint Venture") in which the parties hereto shall have the same percentage interest and right to participate in the revenues, Expenditures and obligations of the Joint Venture as their working interest percentage in the Mineral Claims from time-to-time.

13.2

Upon the commencement of the Joint Venture, the initial working interest of the parties in the Joint Venture and their deemed contributions to Expenditures would be as follows:

Optionor                            30%             $250,000

Optionee                            70%             $500,000

Thereafter, the parties' working interests in the Joint Venture shall vary according to the parties' actual contributions to Expenditures in accordance with the following formula:

Percentage Working Interest =

Deemed and Actual Expenditures of a Party

x 100 Total Deemed and Actual Expenditures of a Party

6

13.3

The parties shall own their interests in the Mineral Claims as tenants-in-common, with each party having a percentage undivided, beneficial interest therein as determined from time-to-time in accordance with the provisions of paragraph 13.2.

13.4

In the event that any party's interest in the Joint Venture/Mineral Claims is subsequently reduced to 5%, then that party's interest shall be converted to a Net Profits Interest payable in accordance with standard mining industry practice and, thereupon, that party shall forfeit to the remaining party all of its interest in the Joint Venture and the Mineral Claims.

13.5

Subject as hereinafter provided:

(a)

the Optionee shall be the operator (the "Operator") of the Joint Venture;

(b)

if the interest in the Joint Venture of the party which is the Operator is reduced to less than 50% or 25% should a third party participate, then the other party may, after 30 days' written notice to the then Operator, appoint a new Operator of the Joint Venture; and

(c)

all work required to be carried out pursuant to the exploration and development of the Mineral Claims shall be carried out under the direction and control of the Operator.

13.6

Subject to the rights, powers and authority of the Management Committee, the Operator shall have the full right, power and authority to do everything necessary or desirable to carry out the purposes of the Joint Venture, and to determine the manner of exploration and development and operation of the Mineral Claims.

13.7

On the commencement of the Joint Venture, the parties shall form a Management Committee (the "Management Committee"), and each party shall have two members on the Management Committee. The members of the Management Committee shall have the right to cast votes representing the percentage interest of the party they represent. The Management Committee shall determine all matters coming before it by affirmative vote of members having voting interests in the aggregate of more than 50%. In the case of an equality of votes on matters which cannot be resolved, the Chairman of the Management Committee shall be deemed to have a sufficiently large interest to exercise a majority of the votes entitled to be cast, and, if the Chairman exercises such vote, it shall be deemed to be a resolution approved by a majority. The Chairman of the Management Committee shall be a representative of the Operator on the Management Committee.

13.8

The parties hereto shall enter into a joint venture agreement, which agreement shall contain the above provisions, and those provisions usually contained in a joint venture agreement for the purposes of exploration and developing a mining property.

14.

NOTICE

Any notice required to be given under this Agreement shall be deemed to be well and sufficiently given if delivered or if mailed by registered mail in Canada (save and except during the period of any interruption in the normal postal service within Canada) or sent by prepaid telegram or by telecopier, in the case of the Optionor addressed as follows:

Minera Capital Corporation

Suite 705 - 595 Hornby Street Vancouver,

British Columbia, V6C 2E8

Telecopier No.:

604-683-3485

and in the case of the Optionee addressed as follows:

NovaWest Resources Inc.

1000 - 355 Burrard Street

Vancouver, British Columbia, V6C 2G8

Telecopier No.:

604-683-8903

and any notice given as aforesaid shall be deemed to have been given, if delivered, when delivered, if telecopied, when received, or if mailed, or telegraphed, on the third business day after the date of mailing or telegraphing thereof. Either party may from time-to-time by notice in writing change its address for the purpose of this paragraph.

15.

OPTION ONLY

This is an option only and except as specifically provided other wise, nothing herein contained shall be construed as obligating the Optionee to do any acts or make any payments hereunder, and any act or acts, or payment or payments as shall be made hereunder shall not be construed as obligating the Optionee to do any further act or make any further payment. If this Agreement is terminated, the Optionee shall not be bound thereafter in debt, damages or otherwise under this Agreement save and except as provided for in paragraph 9 and with respect to obligations arising from termination; and all shares issued by the Optionee shall be retained by the Optionor in consideration for entering into this Agreement and for the rights conferred on the Optionee thereby.

16.

FURTHER ASSURANCES

The parties hereto agree to execute all such further or other assurances and documents and to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Agreement.

17.

TIME OF ESSENCE

Time shall be of the essence of this Agreement.

1.

18.

TITLES

The titles to the respective paragraphs hereof shall not be deemed as part of this Agreement but shall be regarded as having been used for convenience only.

19.

SUCCESSORS AND ASSIGNS

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, and permitted assigns. The Optionor acknowledges and agrees that the Optionee has the right to grant to a third party the right to earn a 35% interest in the Mineral Claims, provided that such third party agrees to be bound by the provisions of this Agreement.

20.

ARBITRATION

If any question, difference or dispute shall arise between the parties or any of them in respect of any matter arising under this Agreement (other than the issuance of the shares provided for in paragraph 2) or in relation to the construction hereof the same shall be determined by the award of three arbitrators to be named as follows:

(a)

the party or parties sharing one side of the dispute shall name an arbitrator and give notice thereof to the party or parties sharing the other side of the dispute;

(b)

the party or parties sharing the other side of the dispute shall, within 14 days of receipt of the notice, name an arbitrator; and

(c)

the two arbitrators so named shall, within 15 days of the naming of the latter of them, select a third arbitrator.

The decision of the majority of these arbitrators shall be made within 30 days after the selection of the latter of them. The expense of the arbitration shall be borne equally by the parties to the dispute. If the parties on either side of the dispute fail to name their arbitrator within the time limited or to proceed with the arbitration, the arbitrator named may decide the question. The arbitration shall be conducted in accordance with the provisions of the Commercial Arbitration Act of the Province of British Columbia, and the decision of the arbitrator or a majority of the arbitrators, as the case may be, shall be conclusive and binding upon all the parties.

21.

GOVERNING LAW

This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia.

22.

PRIOR AGREEMENTS

This Agreement supercedes and replaces all prior agreements between the parties hereto with respect to the Mineral Claims, which said prior agreements shall be deemed to be null and void upon the execution hereof.

23.

REGULATORY APPROVAL

This Agreement shall be subject to acceptance by the TSX Venture Exchange. The Optionee will use its best efforts to obtain such approval, and, if such approval has not been obtained on or before 120 days from the date hereof, the Optionor shall be in default for the purposes of paragraph 12 hereof.

IN WITNESS WHEREOF the parties hereto have hereunto executed these presents as of the day and year first above written.

SCHEDULE "A"

REFERRED TO IN THE AGREEMENT DATED FOR REFERENCE THE 26TH DAY OF MARCH, 2004 BETWEEN MINERA CAPITAL CORPORATION AND NOVAWEST RESOURCES INC.

DESCRIPTION OF PROPERTY

(See attached)

BLOCK 35G09
Total Area
30,775 Acres
8714
TM023-25008
8704
TM023-24056
8715
TM023-25009
8702
24057
8699
TM023-24050
8698
TM023-24048
8697
TM023-24049
8702
TM023-24057
8700
TM023-24058
35G9
UNGAVA SYNDICATE
Raglan Mine District
Ungava Quebec
NTS Sheet: 35G09
-1 0 1 KM
Scale: 1:100,000
Feb. 26/03

SCHEDULE "A"

THE "MAGRUM PROPERTY"

~ngava Syndicate - 35G09: CLAIMS - RAGLAN DISTRICT, UNGAVA QUEBEC February 26, 2003

Claims in NTS: 35G09 **Total combined acres** 30,774

File Number	#	Claim Number	Row	Column	Area (Ha)	NTS	Registered	Expires	Title Holder	Application #
	304				12,454.07		2.471			
TM 02324048	1	CDC 1111209	17	34	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	2	CDC 1111210	17	35	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	3	CDC 1111211	17	36	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	4	CDC 1111212	17	37	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	5	CDC 1111213	17	38	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	6	CDC 1111214	18	35	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	7	CDC 1111215	18	36	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	8	CDC 1111216	18	37	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	9	CDC 1111217	18	38	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	10	CDC 1111218	18	39	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	11	CDC 1111219	18	40	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	12	CDC 1111220	18	41	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	13	CDC 1111221	18	42	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	14	CDC 1111222	18	43	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	15	CDC 1111223	19	35	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	16	CDC 1111224	19	36	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	17	CDC 1111225	19	37	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	18	CDC 1111226	19	38	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	19	CDC 1111227	19	39	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	20	CDC 1111228	19	40	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	21	CDC 1111229	19	41	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	22	CDC 1111230	19	42	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	23	CDC 1111231	19	43	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	24	CDC 1111232	20	42	40.97	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	25	CDC 1111233	20	43	40.97	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	26	CDC 1111234	20	44	40.97	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	27	CDC 1111235	20	45	40.97	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	28	CDC 1111236	20	46	40.97	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	29	CDC 1111237	20	47	40.97	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	30	CDC 1111238	20	48	40.97	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	31	CDC 1111241	21	42	40.96	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	32	CDC 1111242	21	43	40.96	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	33	CDC 1111243	21	44	40.96	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	34	CDC 1111244	21	45	40.96	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	35	CDC 1111245	21	46	40.96	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	36	CDC 1111246	21	47	40.96	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	37	CDC 1111247	21	48	40.96	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	38	CDC 1111250	22	42	40.95	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	39	CDC 1111251	22	43	40.95	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	40	CDC 1111252	22	44	40.95	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	41	CDC 1111253	22	45	40.95	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	42	CDC 1111254	22	46	40.95	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	43	CDC 1111255	22	47	40.95	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
	44	CDC 1111256	22	48	40.95	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8698
TM 02324049	45	CDC 1111259	19	48	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8697
TM 02324050	46	CDC 1111159	15	20	41.02	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	47	CDC 1111160	15	21	41.02	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	48	CDC 1111161	15	22	41.02	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	49	CDC 1111162	15	23	41.02	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	50	CDC 1111163	15	24	41.02	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	51	CDC 1111164	16	20	41.01	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699

Page 1 of 6

File Number	#	Claim Number	Row	Column	Area (Ha)	NTS	Registered	Expires	Title Holder	Application #
	52	CDC 1111165	16	21	41.01	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	53	CDC 1111166	16	22	41.01	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	54	CDC 1111167	16	23	41.01	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	55	CDC 1111168	16	24	41.01	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	56	CDC 1111169	16	25	41.01	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	57	CDC 1111170	16	26	41.01	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	58	CDC 1111171	16	27	41.01	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	59	CDC 1111172	16	28	41.01	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	60	CDC 1111173	16	29	41.01	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	61	CDC 1111174	16	30	41.01	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	62	CDC 1111175	17	20	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	63	CDC 1111176	17	21	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	64	CDC 1111177	17	22	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	65	CDC 1111178	17	23	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	66	CDC 1111179	17	24	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	67	CDC 1111180	17	25	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	68	CDC 1111181	17	26	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	69	CDC 1111182	17	27	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	70	CDC 1111183	17	28	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	71	CDC 1111184	17	29	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	72	CDC 1111185	17	30	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	73	CDC 1111186	17	31	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	74	CDC 1111187	17	32	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	75	CDC 1111188	17	33	41.00	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	76	CDC 1111189	18	25	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	77	CDC 1111190	18	26	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	78	CDC 1111191	18	27	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	79	CDC 1111192	18	28	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	80	CDC 1111193	18	29	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	81	CDC 1111194	18	30	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	82	CDC 1111195	18	31	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	83	CDC 1111196	18	32	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	84	CDC 1111197	18	33	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	85	CDC 1111198	18	34	40.99	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	86	CDC 1111199	19	25	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	87	CDC 1111200	19	26	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	88	CDC 1111201	19	27	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	89	CDC 1111202	19	28	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	90	CDC 1111203	19	29	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	91	CDC 1111204	19	30	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	92	CDC 1111205	19	31	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	93	CDC 1111206	19	32	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	94	CDC 1111207	19	33	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
	95	CDC 1111208	19	34	40.98	35G09	09-Jan-03	08-Jan-05	Peter Bambic	8699
TM 02324058	96	CDC 1110415	15	2	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	97	CDC 1110416	15	3	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	98	CDC 1110417	15	4	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	99	CDC 1110418	15	5	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	100	CDC 1110419	15	6	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	101	CDC 1110420	15	7	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	102	CDC 1110421	15	8	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	103	CDC 1110422	15	9	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	104	CDC 1110423	15	10	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	105	CDC 1110424	15	11	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	106	CDC 1110425	15	12	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	107	CDC 1110426	15	13	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	108	CDC 1110427	15	14	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700

Page 2 of 6

File Number	#	Claim Number	Row	Column	Area (Ha)	NTS	Registered	Expires	Title Holder	Application #
	109	CDC 1110428	15	15	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	110	CDC 1110429	15	16	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	111	CDC 1110430	15	17	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	112	CDC 1110431	15	18	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	113	CDC 1110432	15	19	41.02	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	114	CDC 1110433	16	1	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	115	CDC 1110434	16	2	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	116	CDC 1110435	16	3	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	117	CDC 1110436	16	4	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	118	CDC 1110437	16	5	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	119	CDC 1110438	16	6	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	120	CDC 1110439	16	7	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	121	CDC 1110440	16	8	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	122	CDC 1110441	16	9	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	123	CDC 1110442	16	10	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	124	CDC 1110443	16	11	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	125	CDC 1110444	16	12	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	126	CDC 1110445	16	13	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	127	CDC 1110446	16	14	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	128	CDC 1110447	16	15	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	129	CDC 1110448	16	16	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	130	CDC 1110449	16	17	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	131	CDC 1110450	16	18	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	132	CDC 1110451	16	19	41.01	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	133	CDC 1110452	17	7	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	134	CDC 1110453	17	8	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	135	CDC 1110454	17	9	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	136	CDC 1110455	17	10	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	137	CDC 1110456	17	11	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	138	CDC 1110457	17	12	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	139	CDC 1110458	17	13	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	140	CDC 1110459	17	14	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	141	CDC 1110460	17	15	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	142	CDC 1110461	17	16	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	143	CDC 1110462	17	17	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	144	CDC 1110463	17	18	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
	145	CDC 1110464	17	19	41.00	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8700
TM 02324056	146	CDC 1110238	20	39	40.97	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	147	CDC 1110239	20	40	40.97	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	148	CDC 1110240	20	41	40.97	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	149	CDC 1110241	21	39	40.96	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	150	CDC 1110242	21	40	40.96	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	151	CDC 1110243	21	41	40.96	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	152	CDC 1110244	22	40	40.95	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	153	CDC 1110245	22	41	40.95	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	154	CDC 1110246	23	40	40.93	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	155	CDC 1110247	23	41	40.93	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	156	CDC 1110248	23	42	40.93	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	157	CDC 1110249	23	43	40.93	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	158	CDC 1110250	23	44	40.93	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	159	CDC 1110251	23	45	40.93	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	160	CDC 1110252	23	46	40.93	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	161	CDC 1110253	23	47	40.93	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	162	CDC 1110254	23	48	40.93	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	163	CDC 1110256	24	40	40.92	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	164	CDC 1110257	24	41	40.92	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	165	CDC 1110258	24	42	40.92	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704

Page 3 of 6

Number	#	Claim Number	Row	Column	Area (Ha)	NTS	Registered	Expires	Title Holder	Application #
	166	CDC 1110259	24	43	40.92	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	167	CDC 1110260	24	44	40.92	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	168	CDC 1110261	24	45	40.92	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	169	CDC 1110262	24	46	40.92	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	170	CDC 1110263	24	47	40.92	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	171	CDC 1110264	24	48	40.92	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	172	CDC 1110266	25	40	40.91	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	173	CDC 1110267	25	41	40.91	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	174	CDC 1110268	25	42	40.91	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	175	CDC 1110269	25	43	40.91	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	176	CDC 1110270	25	44	40.91	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	177	CDC 1110271	25	45	40.91	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	178	CDC 1110272	25	46	40.91	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	179	CDC 1110273	25	47	40.91	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	180	CDC 1110274	25	48	40.91	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	181	CDC 1110276	26	45	40.90	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	182	CDC 1110277	26	46	40.90	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	183	CDC 1110278	26	47	40.90	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	184	CDC 1110279	26	48	40.90	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	185	CDC 1110282	27	45	40.89	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	186	CDC 1110283	27	46	40.89	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	187	CDC 1110284	27	47	40.89	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
	188	CDC 1110285	27	48	40.89	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8704
TM 02324057	189	CDC 1110365	17	1	41.00	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	190	CDC 1110366	17	2	41.00	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	191	CDC 1110367	17	3	41.00	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	192	CDC 1110368	17	4	41.00	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	193	CDC 1110369	17	5	41.00	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	194	CDC 1110370	17	6	41.00	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	195	CDC 1110371	18	20	40.99	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	196	CDC 1110372	18	21	40.99	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	197	CDC 1110373	18	22	40.99	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	198	CDC 1110374	18	23	40.99	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	199	CDC 1110375	18	24	40.99	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	200	CDC 1110376	19	20	40.98	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	201	CDC 1110377	19	21	40.98	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	202	CDC 1110378	19	22	40.98	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	203	CDC 1110379	19	23	40.98	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
	204	CDC 1110380	19	24	40.98	35G09	07-Jan-03	06-Jan-05	Anna M. Palumbo	8702
TM 02325008	205	CDC 1110465	20	31	40.97	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	206	CDC 1110466	20	32	40.97	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	207	CDC 1110467	20	33	40.97	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	208	CDC 1110468	20	34	40.97	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	209	CDC 1110469	20	35	40.97	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	210	CDC 1110470	20	36	40.97	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	211	CDC 1110471	20	37	40.97	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	212	CDC 1110472	20	38	40.97	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	213	CDC 1110473	21	31	40.96	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	214	CDC 1110474	21	32	40.96	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	215	CDC 1110475	21	33	40.96	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	216	CDC 1110476	21	34	40.96	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	217	CDC 1110477	21	35	40.96	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	218	CDC 1110478	21	36	40.96	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	219	CDC 1110479	21	37	40.96	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	220	CDC 1110480	21	38	40.96	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	221	CDC 1110481	22	31	40.95	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714

Page 4 of 6

Number	#	Claim Number	Row	Column	Area (Ha)	NTS	Registered	Expires	Title Holder	Application #
	222	CDC 1110482	22	32	40.95	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	223	CDC 1110483	22	33	40.95	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	224	CDC 1110484	22	34	40.95	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	225	CDC 1110485	22	35	40.95	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	226	CDC 1110486	22	36	40.95	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	227	CDC 1110487	22	37	40.95	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	228	CDC 1110488	22	38	40.95	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	229	CDC 1110489	22	39	40.95	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	230	CDC 1110490	23	31	40.93	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	231	CDC 1110491	23	32	40.93	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	232	CDC 1110492	23	33	40.93	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	233	CDC 1110493	23	34	40.93	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	234	CDC 1110494	23	35	40.93	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	235	CDC 1110495	23	36	40.93	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	236	CDC 1110496	23	37	40.93	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	237	CDC 1110497	23	38	40.93	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	238	CDC 1110498	23	39	40.93	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	239	CDC 1110499	24	32	40.92	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	240	CDC 1110500	24	33	40.92	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	241	CDC 1110501	24	34	40.92	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	242	CDC 1110502	24	35	40.92	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	243	CDC 1110503	24	36	40.92	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	244	CDC 1110504	24	37	40.92	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	245	CDC 1110505	24	38	40.92	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	246	CDC 1110506	24	39	40.92	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	247	CDC 1110507	25	32	40.91	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	248	CDC 1110508	25	33	40.91	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	249	CDC 1110509	25	34	40.91	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	250	CDC 1110510	25	35	40.91	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	251	CDC 1110511	25	36	40.91	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	252	CDC 1110512	25	37	40.91	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	253	CDC 1110513	25	38	40.91	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
	254	CDC 1110514	25	39	40.91	35G09	07-Jan-03	06-Jan-05	Peter Bambic	8714
TM 02325009	255	CDC 1110654	20	21	40.97	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	256	CDC 1110655	20	22	40.97	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	257	CDC 1110656	20	23	40.97	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	258	CDC 1110657	20	24	40.97	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	259	CDC 1110658	20	25	40.97	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	260	CDC 1110659	20	26	40.97	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	261	CDC 1110660	20	27	40.97	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	262	CDC 1110661	20	28	40.97	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	263	CDC 1110662	20	29	40.97	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	264	CDC 1110663	20	30	40.97	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	265	CDC 1110664	21	21	40.96	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	266	CDC 1110665	21	22	40.96	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	267	CDC 1110666	21	23	40.96	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	268	CDC 1110667	21	24	40.96	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	269	CDC 1110668	21	25	40.96	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	270	CDC 1110669	21	26	40.96	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	271	CDC 1110670	21	27	40.96	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	272	CDC 1110671	21	28	40.96	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	273	CDC 1110672	21	29	40.96	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	274	CDC 1110673	21	30	40.96	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	275	CDC 1110674	22	21	40.94	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	276	CDC 1110675	22	22	40.94	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	277	CDC 1110676	22	23	40.94	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	278	CDC 1110677	22	24	40.94	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715

Page 5 of 6

Number	#	Claim Number	Row	Column	Area (Ha)	NTS	Registered	Expires	Title Holder	Application #
	279	CDC 1110678	22	25	40.94	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	280	CDC 1110679	22	26	40.95	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	281	CDC 1110680	22	27	40.94	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	282	CDC 1110681	22	28	40.95	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	283	CDC 1110682	22	29	40.95	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	284	CDC 1110683	22	30	40.95	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	285	CDC 1110684	23	21	40.93	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	286	CDC 1110685	23	22	40.93	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	287	CDC 1110686	23	23	40.93	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	288	CDC 1110687	23	24	40.93	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	289	CDC 1110688	23	25	40.93	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	290	CDC 1110689	23	26	40.93	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	291	CDC 1110690	23	27	40.93	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	292	CDC 1110691	23	28	40.93	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	293	CDC 1110692	23	29	40.93	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	294	CDC 1110693	23	30	40.93	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	295	CDC 1110694	24	26	40.92	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	296	CDC 1110695	24	27	40.92	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	297	CDC 1110696	24	28	40.92	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	298	CDC 1110697	24	29	40.92	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	299	CDC 1110698	24	30	40.92	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	300	CDC 1110699	24	31	40.92	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	301	CDC 1110700	25	28	40.91	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	302	CDC 1110701	25	29	40.91	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	303	CDC 1110702	25	30	40.91	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715
	304	CDC 1110703	25	31	40.91	35G09	08-Jan-03	07-Jan-05	Peter Bambic	8715

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